Exhibit 10.1

Execution Version

ADDITIONAL SECURED PARTY CONSENT

February 8, 2017

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Hexion Administrator

The undersigned is the Authorized Representative for persons wishing to become Secured Parties (the “New Secured Parties”) under the Collateral Agreement, dated as of March 28, 2013 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among HEXION INC., a New Jersey corporation, as issuer, each Subsidiary Party (as defined therein) party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms in this Additional Secured Party Consent but not otherwise defined herein have the meanings set forth in the Collateral Agreement.

In consideration of the foregoing, the undersigned hereby:

(i) represents that it has been duly authorized by the New Secured Parties to (x) become a party to the Collateral Agreement and a party to the First Lien Intercreditor Agreement on behalf of the New Secured Parties under that certain Indenture, dated as of the date hereof (the “New First Lien Indenture”), by and among Wilmington Trust, National Association, as trustee, Hexion Inc., as issuer after giving effect to the Issuer’s Assumption (as defined in the New First Lien Indenture), and the guarantors party thereto from time to time (as amended, supplemented or otherwise modified from time to time, the “New Agreement” and the obligations under the New Agreement, the “New Secured Obligations”) and (y) act as the Authorized Representative for the New Secured Parties under each of the Collateral Agreement and the First Lien Intercreditor Agreement;

(ii) acknowledges that it has received a copy of the Collateral Agreement and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the Collateral Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Collateral Agreement applicable to holders of Other First Priority Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Collateral Agreement.

Each of the parties hereto, being all the parties to the Collateral Agreement, hereby acknowledge and agree to amend the Collateral Agreement by deleting the definition of “First Lien Intercreditor Agreement” set forth therein and replacing such definition with the following:

“First Lien Intercreditor Agreement” means that certain First Lien Intercreditor Agreement, dated as of April 15, 2015, among the Collateral Agent, Wilmington Trust, National Association, as authorized representative under the Existing First Lien Agreement (as defined therein), Wilmington Trust, National Association, as the Initial Other Authorized Representative (as defined therein), and each additional authorized representative from time to time party thereto, Hexion LLC, Hexion Inc. (f/k/a Momentive Specialty Chemicals Inc.) and each other grantor party thereto from time to time, as amended, restated, supplemented, replaced or otherwise modified from time to time.

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Party Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the Authorized Representative for purposes of Section 6.01 of the Collateral Agreement are as follows:

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the date set forth above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Authorized Representative for the New Secured Parties

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

Acknowledged and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Authorized Representative for the Notes Obligations

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Authorized Representative for the Initial Other First Priority Obligations

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page to Additional Secured Party Consent]

HEXION INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INVESTMENTS INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION CI HOLDING COMPANY (CHINA) LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HSC CAPITAL CORPORATION

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to Additional Secured Party Consent]

LAWTER INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

NL COOP HOLDINGS LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to Additional Secured Party Consent]